EXHIBIT 99.4

                                  $482,667,000
                                  (Approximate)
                          GSAA Home Equity Trust 2005-2
                     GS Mortgage Securities Corp., Depositor
                            Asset-Backed Certificates

Overview of the Offered Certificates

              Approximate                  Primary       Expected                       Estimated    Principal     S&P /Moody's
               Principal   Certificate    Collateral      Credit       Initial Pass-    Avg. Life     Payment        Expected
Certificates  Balance(1)      Type          Group       Support (3)   Through Rate (4)  (yrs) (5)  Window (5) (6)    Ratings
------------  -----------  -----------  --------------  -----------   ----------------  ---------  --------------  ------------
    1A1       $90,044,000    Sup Sr      Group I (2)          19.90%    LIBOR + [_]%         2.24  02/05 - 12/11    [AAA]/Aaa
    1A2       $10,005,000    Sr/Mez      Group I (2)          19.90%    LIBOR + [_]%         2.24  02/05 - 12/11    [AAA]/Aaa
    2A1       $191,715,000     Sr        Group II (2)         19.90%    LIBOR + [_]%         1.00  02/05 - 04/07    [AAA]/Aaa
    2A2       $58,104,000      Sr        Group II (2)         19.90%    LIBOR + [_]%         3.00  04/07 - 08/09    [AAA]/Aaa
    2A3       $48,912,000      Sr        Group II (2)         19.90%    LIBOR + [_]%         6.19  08/09 - 12/11    [AAA]/Aaa
    M-1       $17,425,000      Mez      Group I and II        16.40%    LIBOR + [_]%         4.85  08/08 - 12/11    [AAA]/Aa1
    M-2       $15,433,000      Mez      Group I and II        13.30%    LIBOR + [_]%         4.78  06/08 - 12/11    [AA+]/Aa2
    M-3        $8,712,000      Mez      Group I and II        11.55%    LIBOR + [_]%         4.74  06/08 - 12/11    [AA+]/Aa3
    M-4        $8,712,000      Mez      Group I and II         9.80%    LIBOR + [_]%         4.71  05/08 - 12/11     [AA]/A1
    M-5        $8,712,000      Mez      Group I and II         8.05%    LIBOR + [_]%         4.69  04/08 - 12/11     [AA-]/A2
    M-6        $7,468,000      Mez      Group I and II         6.55%    LIBOR + [_]%         4.68  03/08 - 12/11     [A+]/A3
    B-1        $6,223,000      Sub      Group I and II         5.30%    LIBOR + [_]%         4.66  03/08 - 12/11     [A]/Baa1
    B-2        $6,223,000      Sub      Group I and II         4.05%    LIBOR + [_]%         4.66  03/08 - 12/11   [BBB+]/Baa2
    B-3        $4,979,000      Sub      Group I and II         3.05%    LIBOR + [_]%         4.64  02/08 - 12/11    [BBB]/Baa3
   TOTAL      $482,667,000

Overview of the Non-offered Certificates

    B-4        $6,472,000      Sub      Group I and II         1.75%        [_]%           N/A          N/A            N/A

(1) The initial aggregate principal balance of the Principal Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Principal Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month forward at 5% CPR.

(2) The Class 1A1, Class 1A2, Class 2A1, Class 2A2 and Class 2A3 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class 1A1, Class 1A2, Class 2A1, Class 2A2 and Class 2A3 Certificates may receive principal payments from the other collateral group.

(3)   Fully funded overcollateralization of approximately 1.75%.

(4) See the "Structure of the Principal Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.

(5) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.

(6) The stated final maturity date for the certificates is the Distribution Date in December 2034.

Selected Mortgage Pool Data (7)

                                                      Group I           Group II         Aggregate
------------------------------------------------   --------------    --------------    --------------
Scheduled Principal Balance:                         $125,440,465      $374,545,495      $499,985,960
Number of Mortgage Loans:                                     620             1,473             2,093
Average Scheduled Principal Balance:                     $202,323          $254,274          $238,885
Interest Only Loans:                                          100%              100%              100%
Weighted Average Gross Coupon:                              6.650%            6.612%            6.621%
Weighted Average Net Coupon(8):                             6.144%            6.106%            6.116%
Weighted Average FICO Score:                                  667               669               668
Weighted Average Original LTV Ratio:                        80.46%            80.84%            80.75%
Weighted Average Stated Remaining Term (months):              356               354               354
Weighted Average Seasoning (months):                            3                 3                 3
Weighted Average Months to Roll(9):                            21                21                21
Weighted Average Gross Margin(9):                            5.35%             5.31%             5.32%
Weighted Average Initial Rate Cap(9):                        1.54%             1.59%             1.57%
Weighted Average Periodic Rate Cap(9):                       1.54%             1.59%             1.57%
Weighted Average Gross Maximum Lifetime Rate(9):            13.65%            13.61%            13.62%

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and Trustee Fee.

(9) Represents the weighted average of the mortgage loans in the mortgage pool.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of Alt-A type, adjustable rate, interest only first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by New Century Mortgage Corporation ("New Century"). 90.34%, 4.66% and 4.99% of the Mortgage Loans have an interest only term of 24, 36 and 120 months, respectively.

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of 1.75% and excess spread.

o The Mortgage Loans will be serviced by Countrywide Home Loans Servicing LP after the expected servicing transfer date of February 1, 2005 for the pool that settled on October 28, 2004 and March 1, 2005 for the pool that settled on November 30, 2004.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0502 and on Bloomberg as GSAA 05-2.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:              January 28, 2005

Cut-off Date:                       January 1, 2005

Statistical Calculation Date:       December 1, 2004

Expected Pricing Date:              On or before January 14, 2005

First Distribution Date:            February 25, 2005

Key Terms

Offered Certificates:               Class A, Class M, Class B-1, Class B-2 and
                                    Class B-3 Certificates

Non-Offered Certificates:           Class B-4 Certificates

Class A Certificates:               Class 1A and Class 2A Certificates

Class 1A Certificates:              Class 1A1 and Class 1A2 Certificates

Class 2A Certificates:              Class 2A1, Class 2A2 and Class 2A3
                                    Certificates

Principal Certificates:             Class A, Class M and Class B Certificates

Class M Certificates:               Class M-1, Class M-2, Class M-3, Class M-4,
                                    Class M-5 and Class M-6 Certificates

Class B Certificates:               Class B-1, Class B-2, Class B-3 and Class
                                    B-4 Certificates

Depositor:                          GS Mortgage Securities Corp.

Subordinate Certificates:           Class B and Class M Certificates

Underwriter:                        Goldman, Sachs & Co.

Servicer:                           Countrywide Home Loans Servicing LP

Trustee:                            Deutsche Bank National Trust Company

Servicing Fee:                      50 bps

Trustee Fee:                        0.52 bps

Distribution Date:                  25th day of the month or the following
                                    Business Day

Record Date:                        For any Distribution Date, the last Business
                                    Day of the Interest Accrual Period

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Delay Days:                         24 days on the Non-Offered Certificates

                                    0 day delay on the Offered Certificates

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                          Actual/360 basis for the Offered
                                    Certificates and 30/360 basis for the
                                    Non-Offered Certificates

Interest Accrual Period:            For the Offered Certificates, from the prior
                                    Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Non-Offered Certificates, the calendar month immediately preceding the then current
                                    Distribution Date

Pricing Prepayment Assumption:      28% CPR

Group I Mortgage Loans:             Approximately $125,440,465 of Mortgage Loans
                                    with original principal balances that
                                    conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie
                                    Mae or Freddie Mac.

Group II Mortgage Loans:            Approximately $374,545,495 of Mortgage Loans
                                    with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Principal
                                    Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical
                                    Calculation Date rolled 1 month forward at 5% CPR.

                                    Initial Gross WAC (1):               6.6212%
                                      Less Fees & Expenses (2):          0.5052%
                                                                         ------
                                    Net WAC (1):                         6.1160%
                                      Less Initial Principal
                                        Certificate Coupon
                                        (Approx.)(1)(3):                 2.7117%
                                                                         ------
                                    Initial Excess Spread (1):           3.4043%

                                    (1)   This amount will vary on each
                                          distribution date based on changes to
                                          the weighted average interest rate on
                                          the Mortgage Loans as well as any
                                          changes in day count.

                                    (2)   Includes the Servicing Fee and Trustee
                                          Fee.

                                    (3)   Assumes 1-month LIBOR equal to
                                          2.4200%, initial marketing spreads and
                                          a 30-day month. This amount will vary
                                          on each distribution date based on
                                          changes to the weighted average
                                          Pass-Through Rates on the Principal
                                          Certificates as well as any changes in
                                          day count.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability.

Compensating Interest:              The Servicer shall provide Compensating
                                    Interest equal to the lesser of (A) the
                                    aggregate of the prepayment interest
                                    shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the
                                    Mortgage Loans during the related Prepayment
                                    Period and (B) its aggregate Servicing Fee received for the related Distribution Date.
                                    No compensating interest will be paid in February 2005.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Standard & Poor's Ratings Group and Moody's
                                    Investors Service, Inc.

Minimum Denomination:               $25,000 with regard to each of the Principal
                                    Certificates.

Legal Investment:                   It is anticipated that Class 1A1, Class 1A2,
                                    Class 2A1, Class 2A2, Class 2A3, Class M-1,
                                    Class M-2 and Class M-3 will be SMMEA
                                    eligible.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to the Offered Certificates. However,
                                    prospective purchasers should consult their own counsel.

Tax Treatment:                      All Offered Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Principal Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the section of "Principal Distributions on the Principal Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Principal Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Principal Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap, and in the case of the Class A Certificates, a Loan Group Cap. Interest will be paid monthly on the Class B-4 Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through-Rate attributable to the WAC Cap or the applicable Loan Group Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.75% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in February 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 39.80%.

Class   Initial Subordination Percentage    Step-Down Date Percentage
-----   --------------------------------    -------------------------
  A                                19.90%                       39.80%
 M-1                               16.40%                       32.80%
 M-2                               13.30%                       26.60%
 M-3                               11.55%                       23.10%
 M-4                                9.80%                       19.60%
 M-5                                8.05%                       16.10%
 M-6                                6.55%                       13.10%
 B-1                                5.30%                       10.60%
 B-2                                4.05%                        8.10%
 B-3                                3.05%                        6.10%
 B-4                                1.75%                        3.50%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 15% of the prior period's Credit Enhancement Percentage for the Class A Certificates to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

     Distribution Date               Cumulative Realized Loss Percentage:
----------------------------   -------------------------------------------------

February 2008 - January 2009   2.25% for the first month, plus an additional
                               1/12th of 1.000% for each month thereafter (e.g., approximately 2.333% in March 2008)

February 2009 - January 2010   3.25%for the first month, plus an additional
                               1/12th of 1.000% for each month thereafter (e.g., approximately 3.333% in March 2009)

February 2010 - January 2011   4.25% for the first month, plus an additional
                               1/12th of 0.250% for each month thereafter (e.g., approximately 4.271% in March 2010)

February 2011 and thereafter   4.50%

Group I Sequential Trigger Event. A Group I Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds 2.25%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates other than the Class B-4 Certificates will increase to 1.5 times the margin at issuance, and the Pass-Through Rate on the Class B-4 Certificates will increase by 0.50% per annum.

Class 1A1 Pass-Through Rate. The Class 1A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [_]% ([_]% after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 1A2 Pass-Through Rate. The Class 1A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [_]% ([_]% after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 2A1 Pass-Through Rate. The Class 2A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [_]% ([_]% after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A2 Pass-Through Rate. The Class 2A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [_]% ([_]% after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A3 Pass-Through Rate. The Class 2A3 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [_]% ([_]% after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [_]% ([_]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [_]% (increasing by 0.50% after the first distribution date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and Trustee Fee (calculated on an actual/360 day basis with respect to the Offered Certificates and on a 30/360 basis with respect to the Class B-4 Certificates).

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Loan Group I Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and Trustee Fee (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and Trustee Fee (calculated on an actual/360 day basis).

Class 1A1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 1A1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC
Cap). In the event any Class 1A1 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class 1A2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 1A2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC
Cap). In the event any Class 1A2 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 2A1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC
Cap). In the event any Class 2A1 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 2A2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC
Cap). In the event any Class 2A2 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 2A3 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A3 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC
Cap). In the event any Class 2A3 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class M and Class B Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M and Class B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC
Cap). In the event any Class M or Class B Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i)   Concurrently,

            (A) from the Interest Remittance Amount related to the Group I Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 1A Certificates), to each class of the Class 1A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 1A Certificates from prior Distribution Dates;

            (B) from the Interest Remittance Amount related to the Group II Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 2A Certificates), to each class of the Class 2A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 2A Certificates from prior Distribution Dates;

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall;

      (ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

      (iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, in the following order of priority the Principal Distribution Amount will be allocated:

(a)   Concurrently,

      (i) to the Class 1A Certificates, the Group I Principal Distribution Amount, allocated between the Class 1A1 and Class 1A2 Certificates in accordance with the Class 1A Principal Distribution Allocation described below, until the class certificate balances thereof have been reduced to zero, and

      (ii) sequentially, to the Class 2A1 Certificates, the Group II Principal Distribution Amount, until their Certificate Principal Balance has been reduced to zero, then to the Class 2A2 Certificates, until their Certificate Principal Balance has been reduced to zero, and then to the Class 2A3 Certificates, until their Certificate Principal Balance has been reduced to zero

(b) provided, that if after making distributions pursuant to paragraphs (i) and (ii) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class 1A1 and Class 1A2 certificates as one class and the Class 2A1, Class 2A2 and Class 2A3 certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection
      (b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (b), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (i) and (ii) above, as applicable), until their respective class certificate balances have been reduced to zero;

(c) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero, and

      (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a)   Concurrently,

      (i) to the Class 1A Certificates, allocated between the Class 1A1 and the Class 1A2 Certificates in accordance with the Class 1A Principal Distribution Allocation described below, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (ii) to the Class 2A Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class 2A Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class 2A1 Certificates until the class certificate balance thereof has been reduced to zero, to the Class 2A2 Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class 2A3 Certificates until the class certificate balance thereof has been reduced to zero

(b) provided, that if after making distributions pursuant to paragraphs (i) and (ii) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class 1A1 and Class 1A2 certificates as one class and the Class 2A1, Class 2A2 and Class 2A3 certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection
      (b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (i) and (ii) above, as applicable), until their respective class certificate balances have been reduced to zero;

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraphs (a) and (b) will be distributed sequentially in the following order of priority:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balance of such class has been reduced to zero,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balance of such class has been reduced to zero,

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class 1A Certificates, on the one hand, and the Class 2A Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class 1A Certificates being allocated between the Class 1A1 and Class 1A2 Certificates in accordance with the Class 1A Principal Distribution Allocation described below and the principal allocated to the Class 2A Certificates, being allocated pro rata between the Class 2A1, Class 2A2 and Class 2A3 Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

      (iii) concurrently, any Class 1A1 Basis Risk Carry Forward Amount to the Class 1A1 Certificates, any Class 1A2 Basis Risk Carry Forward Amount to the Class 1A2 Certificates, any Class 2A1 Basis Risk Carry Forward Amount to the Class 2A1 Certificates, any Class 2A2 Basis Risk Carry Forward Amount to the Class 2A2 Certificates, any Class 2A3 Basis Risk Carry Forward Amount to the Class 2A3 Certificates pro rata based on their respective class certificate principal balances,

      (iv) sequentially, to the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3 and B-4 Certificates, any Basis Risk Carry Forward Amounts for such classes,

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

overcollateralization amount, and (iii) sequentially, to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the Certificate Principal Balance of any class of the Class A Certificates until the Final Scheduled Distribution Date.

Class 1A Principal Distribution Allocation. Any principal distributions allocated to the Class 1A Certificates are required to be distributed pro rata among the Class 1A Certificates, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class 1A Certificates will be allocated first to the Class 1A1 Certificates, until their class certificate balance has been reduced to zero, and then to the Class 1A2 Certificates, until their class certificate balance has been reduced to zero.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class 1A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class 2A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees and the trustee fees.

Accrued Certificate Interest. For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the Principal Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 1A Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 2A Certificates.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 60.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 67.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 73.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 76.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 80.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (I) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the Certificate

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution
Date), and (K) the Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type (1) (2)
-------------------------------------------------

Product         No Penalty       1-12 Months       13-24 Months       25-36 Months        Total
-----------   --------------    --------------    ---------------    --------------    ------------
2 Year ARM       $52,687,047       $11,966,687       $387,056,827                $0    $451,710,562
3 Year ARM        $4,371,957          $913,800           $828,546       $17,204,420     $23,318,723
1 Month ARM      $24,956,675                $0                 $0                $0     $24,956,675
-----------   --------------    --------------    ---------------    --------------    ------------
TOTAL(3)         $82,015,680       $12,880,487       $387,885,374       $17,204,420    $499,985,960
===========   ==============    ==============    ===============    ==============    ============

Product         No Penalty       1-12 Months       13-24 Months       25-36 Months
-----------   --------------    --------------    ---------------    --------------
2 Year ARM             10.54%             2.39%             77.41%             0.00%
3 Year ARM              0.87%             0.18%              0.17%             3.44%
1 Month ARM             4.99%             0.00%              0.00%             0.00%
-----------   --------------    --------------    ---------------    --------------
TOTAL(3)               16.40%             2.58%             77.58%             3.44%
===========   ==============    ==============    ===============    ==============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) None of the mortgage loans has a prepayment penalty term in excess of 36 months.

(3)   Columns may not add up due to rounding.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates

      The assumptions for the breakeven CDR table below are as follows:

o     The Pricing Prepayment Assumption (as defined on page 3 above) is applied

o 1-month and 6-month Forward LIBOR curves (as of close on January 10, 2005) are used

o     35% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o All Offered Certificates are priced at par and the Class B-4 Certificates are priced at 85.3198% plus accrual

o All payments are assumed to be made on the 25th of the month regardless of business days

                                   First Dollar of Loss             LIBOR Flat                   0% Return
                                  -----------------------     -----------------------     -----------------------
Class M-1   CDR (%)                                 39.88                       40.36                       41.41
            Yield (%)                              4.2073                      3.7790                      0.0262
            WAL (years)                              3.08                        2.99                        2.98
            Modified Duration                        2.88                        2.81                        2.86
            Principal Window                Feb08 - Feb08               Jan08 - Jan08               Jan08 - Jan08
            Principal Writedown           $7,849.12 (0.05%)         $235,282.76 (1.35%)      $2,190,222.55 (12.57%)
            Total Collat Loss       $93,842,299.15 (18.85%)     $93,805,568.72 (18.84%)     $95,572,183.10 (19.20%)

Class M-2   CDR (%)                                 30.77                       30.88                       32.02
            Yield (%)                              4.2960                      3.8845                      0.0400
            WAL (years)                              3.58                        3.58                        3.47
            Modified Duration                        3.31                        3.31                        3.29
            Principal Window                Aug08 - Aug08               Aug08 - Aug08               Jul08 - Jul08
            Principal Writedown          $20,428.66 (0.13%)         $263,996.88 (1.71%)      $2,309,308.43 (14.96%)
            Total Collat Loss       $81,475,722.42 (16.37%)     $81,691,798.19 (16.41%)     $83,284,322.02 (16.73%)

Class M-3   CDR (%)                                 26.50                       26.57                       27.11
            Yield (%)                              4.4096                      3.9403                      0.0329
            WAL (years)                              3.83                        3.83                        3.80
            Modified Duration                        3.52                        3.52                        3.58
            Principal Window                Nov08 - Nov08               Nov08 - Nov08               Nov08 - Nov08
            Principal Writedown           $5,139.26 (0.06%)         $174,107.52 (2.00%)      $1,470,137.42 (16.87%)
            Total Collat Loss       $74,420,004.13 (14.95%)     $74,569,337.95 (14.98%)     $75,714,082.38 (15.21%)

Class M-4   CDR (%)                                 22.60                       22.69                       23.31
            Yield (%)                              4.6208                      4.0165                      0.0525
            WAL (years)                              4.16                        4.16                        4.04
            Modified Duration                        3.77                        3.78                        3.77
            Principal Window                Mar09 - Mar09               Mar09 - Mar09               Feb09 - Feb09
            Principal Writedown          $23,739.49 (0.27%)         $261,634.37 (3.00%)      $1,641,361.25 (18.84%)
            Total Collat Loss       $67,628,495.51 (13.58%)     $67,837,133.70 (13.63%)     $68,827,677.34 (13.82%)

Class M-5   CDR (%)                                 19.20                       19.30                       19.88
            Yield (%)                              4.7314                      4.0480                      0.0811
            WAL (years)                              4.41                        4.41                        4.27
            Modified Duration                        3.97                        3.98                        3.96
            Principal Window                Jun09 - Jun09               Jun09 - Jun09               May09 - May09
            Principal Writedown          $17,078.51 (0.20%)         $303,908.56 (3.49%)      $1,755,484.02 (20.15%)
            Total Collat Loss       $60,595,889.94 (12.17%)     $60,846,960.06 (12.22%)     $61,919,908.48 (12.44%)

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                   First Dollar of Loss             LIBOR Flat                   0% Return
                                  -----------------------     -----------------------     -----------------------
Class M-6   CDR (%)                                 16.52                       16.62                       17.10
            Yield (%)                              4.8747                      4.0741                      0.0816
            WAL (years)                              4.66                        4.66                        4.50
            Modified Duration                        4.16                        4.17                        4.15
            Principal Window                Sep09 - Sep09               Sep09 - Sep09               Aug09 - Aug09
            Principal Writedown          $14,537.28 (0.19%)         $320,488.42 (4.29%)      $1,632,866.43 (21.86%)
            Total Collat Loss       $54,625,777.05 (10.97%)     $54,894,635.58 (11.03%)     $55,860,374.03 (11.22%)

Class B-1   CDR (%)                                 14.44                       14.60                       14.96
            Yield (%)                              5.4241                      4.1256                      0.0445
            WAL (years)                              4.91                        4.82                        4.70
            Modified Duration                        4.29                        4.25                        4.29
            Principal Window                Dec09 - Dec09               Nov09 - Nov09               Nov09 - Nov09
            Principal Writedown          $11,091.79 (0.18%)         $434,884.28 (6.99%)      $1,591,682.06 (25.58%)
            Total Collat Loss        $49,711,088.09 (9.99%)     $49,900,424.67 (10.02%)     $50,916,135.44 (10.23%)

Class B-2   CDR (%)                                 12.52                       12.66                       13.03
            Yield (%)                              5.5467                      4.1805                      0.0543
            WAL (years)                              5.08                        5.06                        4.80
            Modified Duration                        4.41                        4.42                        4.41
            Principal Window                Feb10 - Feb10               Feb10 - Feb10               Jan10 - Jan10
            Principal Writedown          $12,647.36 (0.20%)         $486,213.88 (7.81%)      $1,658,668.82 (26.65%)
            Total Collat Loss        $44,572,934.01 (8.95%)      $44,993,623.22 (9.04%)      $45,862,275.90 (9.21%)

Class B-3   CDR (%)                                 11.08                       11.25                       11.51
            Yield (%)                              6.3923                      4.1492                      0.1350
            WAL (years)                              5.24                        5.18                        4.85
            Modified Duration                        4.41                        4.43                        4.42
            Principal Window                Apr10 - Apr10               Apr10 - Apr10               Mar10 - Mar10
            Principal Writedown          $34,359.85 (0.69%)        $661,686.51 (13.29%)      $1,542,083.95 (30.97%)
            Total Collat Loss        $40,570,285.25 (8.15%)      $41,103,522.55 (8.26%)      $41,707,066.98 (8.38%)

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

Distribution   Collateral    Group I WAC   Group II WAC   Distribution   Collateral    Group I WAC   Group II WAC
    Date       WAC Cap (%)     Cap (%)       Cap (%)          Date       WAC Cap (%)     Cap (%)       Cap (%)
------------   -----------   -----------   ------------   ------------   -----------   -----------   ------------
 25-Feb-05         6.55281       6.58328        6.54260    25-Jan-09        12.57837      12.63140       12.56063
 25-Mar-05         6.71325       6.67703        6.72538    25-Feb-09        12.57837      12.63140       12.56063
 25-Apr-05         6.20849       6.11555        6.23962    25-Mar-09        13.92605      13.98477       13.90641
 25-May-05         6.46390       6.34810        6.50268    25-Apr-09        12.63447      12.66251       12.62509
 25-Jun-05         6.25539       6.14333        6.29292    25-May-09        13.06443      13.10696       13.05020
 25-Jul-05         6.46390       6.34810        6.50268    25-Jun-09        12.64505      12.68414       12.63197
 25-Aug-05         6.25539       6.14333        6.29292    25-Jul-09        13.06731      13.10693       13.05406
 25-Sep-05         6.25539       6.14333        6.29292    25-Aug-09        12.64576      12.68412       12.63293
 25-Oct-05         6.46390       6.34810        6.50268    25-Sep-09        12.64574      12.68410       12.63290
 25-Nov-05         6.25539       6.14333        6.29292    25-Oct-09        13.10586      13.12831       13.09835
 25-Dec-05         6.46390       6.34810        6.50268    25-Nov-09        12.68876      12.71923       12.67857
 25-Jan-06         6.25539       6.14333        6.29292    25-Dec-09        13.11312      13.14318       13.10306
 25-Feb-06         6.25539       6.14333        6.29292    25-Jan-10        12.69008      12.71919       12.68035
 25-Mar-06         6.92561       6.80154        6.96716    25-Feb-10        12.69005      12.71918       12.68031
 25-Apr-06         6.25539       6.14333        6.29292    25-Mar-10        14.04967      14.08193       14.03888
 25-May-06         6.46390       6.34810        6.50268    25-Apr-10        12.68999      12.71914       12.68024
 25-Jun-06         6.25539       6.14333        6.29292    25-May-10        13.11296      13.14310       13.10288
 25-Jul-06         6.46390       6.34810        6.50268    25-Jun-10        12.68993      12.71911       12.68017
 25-Aug-06         6.25539       6.14333        6.29292    25-Jul-10        13.11290      13.14306       13.10281
 25-Sep-06         6.25539       6.14333        6.29292    25-Aug-10        12.68987      12.71907       12.68010
 25-Oct-06         7.36244       6.34810        7.70216    25-Sep-10        12.68984      12.71906       12.68007
 25-Nov-06         7.56696       7.50013        7.58934    25-Oct-10        13.11280      13.14300       13.10270
 25-Dec-06         7.81928       7.75018        7.84241    25-Nov-10        12.68977      12.71902       12.67999
 25-Jan-07         7.56713       7.50022        7.58953    25-Dec-10        13.11273      13.14297       13.10262
 25-Feb-07         7.56721       7.50027        7.58963    25-Jan-11        12.68971      12.71898       12.67992
 25-Mar-07         8.37808       8.30392        8.40291    25-Feb-11        12.68967      12.71896       12.67988
 25-Apr-07         8.43649       7.50036        8.74989    25-Mar-11        14.04924      14.08169       14.03839
 25-May-07         9.17417       9.15182        9.18165    25-Apr-11        12.68960      12.71892       12.67980
 25-Jun-07         8.87821       8.85658        8.88545    25-May-11        13.11255      13.14287       13.10242
 25-Jul-07         9.17533       9.15178        9.18321    25-Jun-11        12.68953      12.71888       12.67972
 25-Aug-07         8.87934       8.85654        8.88697    25-Jul-11        13.11248      13.14282       13.10233
 25-Sep-07         8.87933       8.85652        8.88696    25-Aug-11        12.68946      12.71884       12.67963
 25-Oct-07        10.13136       9.18404       10.44840    25-Sep-11        12.68942      12.71882       12.67959
 25-Nov-07        10.25474      10.26544       10.25115    25-Oct-11        13.11236      13.14276       13.10220
 25-Dec-07        10.59879      10.60768       10.59582    25-Nov-11        12.68935      12.71878       12.67951
 25-Jan-08        10.25812      10.26555       10.25563    25-Dec-11        13.11228      13.14271       13.10211
 25-Feb-08        10.25819      10.26560       10.25571    25-Jan-12        12.68927      12.71873       12.67942
 25-Mar-08        10.96574      10.97363       10.96309    25-Feb-12        12.68923      12.71871       12.67937
 25-Apr-08        11.18340      10.29691       11.48004    25-Mar-12        13.56431      13.59584       13.55376
 25-May-08        12.02131      12.06367       12.00714    25-Apr-12        12.68915      12.71866       12.67928
 25-Jun-08        11.63565      11.67455       11.62263    25-May-12        13.11208      13.14260       13.10187
 25-Jul-08        12.02471      12.06373       12.01166    25-Jun-12        12.68907      12.71862       12.67919
 25-Aug-08        11.63685      11.67460       11.62422    25-Jul-12        13.11199      13.14255       13.10177
 25-Sep-08        11.63689      11.67463       11.62426    25-Aug-12        12.68898      12.71857       12.67909
 25-Oct-08        12.68134      12.09599       12.87718    25-Sep-12        12.68894      12.71854       12.67904
 25-Nov-08        12.57515      12.63139       12.55634    25-Oct-12        13.11186      13.14247       13.10162
 25-Dec-08        12.99647      13.05244       12.97775    25-Nov-12        12.68885      12.71849       12.67894

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution   Collateral    Group I WAC   Group II WAC
    Date       WAC Cap (%)     Cap (%)       Cap (%)
------------   -----------   -----------   ------------
 25-Dec-12        13.11176      13.14242       13.10152
 25-Jan-13        12.68876      12.71844       12.67883
 25-Feb-13        12.68871      12.71842       12.67878
 25-Mar-13        14.04817      14.08107       14.03716
 25-Apr-13        12.68862      12.71836       12.67867
 25-May-13        13.11152      13.14228       13.10124
 25-Jun-13        12.68852      12.71831       12.67856
 25-Jul-13        13.11142      13.14222       13.10112
 25-Aug-13        12.68842      12.71825       12.67845
 25-Sep-13        12.68837      12.71822       12.67839
 25-Oct-13        13.11126      13.14213       13.10095
 25-Nov-13        12.68827      12.71816       12.67828
 25-Dec-13        13.11116      13.14207       13.10082
 25-Jan-14        12.68816      12.71810       12.67816
 25-Feb-14        12.68811      12.71807       12.67809
 25-Mar-14        14.04749      14.08069       14.03639
 25-Apr-14        12.68800      12.71801       12.67797
 25-May-14        13.11087      13.14191       13.10050
 25-Jun-14        12.68788      12.71794       12.67784
 25-Jul-14        13.11075      13.14184       13.10037
 25-Aug-14        12.68777      12.71788       12.67771
 25-Sep-14        12.68771      12.71784       12.67764
 25-Oct-14        13.11057      13.14173       13.10016
 25-Nov-14        12.68775      12.71787       12.67769
 25-Dec-14        13.11079      13.14187       13.10040
 25-Jan-15        12.68796      12.71800       12.67792

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                       $499,985,960
Number of Mortgage Loans:                                                 2,093
Average Scheduled Principal Balance:                                   $238,885
Interest Only Loans:                                                        100%
Weighted Average Gross Coupon:                                            6.621%
Weighted Average Net Coupon: (2)                                          6.116%
Weighted Average Original FICO Score:                                       668
Weighted Average Original LTV Ratio:                                      80.75%
Weighted Average Stated Remaining Term (months):                            354
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll: (3)                                         21
Weighted Average Gross Margin: (3)                                         5.32%
Weighted Average Initial Rate Cap: (3)                                     1.57%
Weighted Average Periodic Rate Cap: (3)                                    1.57%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.62%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

(3) Represents the weighted average of the mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Current Principal Balance      Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
$50,001 - $75,000                  10       $652,805        0.13%      8.085%        630      $65,281      80.49%      83.33%
$75,001 - $100,000                101      9,209,313        1.84       6.892         657       91,181      81.19       95.62
$100,001 - $125,000               188     21,315,035        4.26       6.823         651      113,378      80.42       95.55
$125,001 - $150,000               242     33,457,635        6.69       6.928         649      138,255      81.39       94.57
$150,001 - $200,000               406     71,786,678       14.36       6.735         663      176,814      79.79       92.16
$200,001 - $250,000               308     69,065,088       13.81       6.672         668      224,237      80.01       91.58
$250,001 - $300,000               287     79,052,598       15.81       6.525         673      275,445      79.61       89.35
$300,001 - $350,000               208     67,848,487       13.57       6.591         668      326,195      80.70       89.98
$350,001 - $400,000               171     64,096,262       12.82       6.568         677      374,832      82.21       91.73
$400,001 - $450,000                78     33,283,569        6.66       6.579         679      426,712      82.68       90.07
$450,001 - $500,000                46     22,168,929        4.43       6.557         664      481,933      81.81       88.15
$500,001 - $550,000                20     10,600,768        2.12       6.175         674      530,038      80.28       86.24
$550,001 - $600,000                14      8,118,479        1.62       6.481         667      579,891      81.54       88.27
$600,001 - $650,000                 9      5,621,814        1.12       5.271         705      624,646      82.50       87.90
$650,001 - $700,000                 2      1,364,000        0.27       6.197         713      682,000      80.00       85.04
$700,001 - $750,000                 2      1,455,500        0.29       6.919         639      727,750      84.14       87.35
$850,001 - $900,000                 1        889,000        0.18       6.400         591      889,000      77.30       89.34
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Current Principal Balance        Doc       Occupied
----------------------------   --------    --------
$50,001 - $75,000                 50.86%      90.10%
$75,001 - $100,000                63.41      100.00
$100,001 - $125,000               65.46      100.00
$125,001 - $150,000               57.58       98.41
$150,001 - $200,000               45.86       99.26
$200,001 - $250,000               41.55      100.00
$250,001 - $300,000               33.39      100.00
$300,001 - $350,000               29.91       95.68
$350,001 - $400,000               29.68       98.85
$400,001 - $450,000               26.85      100.00
$450,001 - $500,000               34.84       97.95
$500,001 - $550,000               54.80      100.00
$550,001 - $600,000               49.96      100.00
$600,001 - $650,000               10.89       88.93
$650,001 - $700,000               50.44      100.00
$700,001 - $750,000               51.53      100.00
$850,001 - $900,000              100.00      100.00
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Current Rate                   Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
5.00% & Below                      47    $16,417,327        3.28%      4.806%        718     $349,305      78.01%      86.27%
5.01 - 5.50%                       69     21,429,035        4.29       5.311         699      310,566      76.52       84.10
5.51 - 6.00%                      293     78,118,543       15.62       5.844         676      266,616      75.84       86.38
6.01 - 6.50%                      476    113,470,615       22.69       6.323         671      238,384      79.39       92.37
6.51 - 7.00%                      613    140,524,527       28.11       6.791         665      229,241      81.61       92.28
7.01 - 7.50%                      313     66,993,829       13.40       7.255         655      214,038      82.89       93.49
7.51 - 8.00%                      188     42,915,615        8.58       7.757         657      228,275      85.83       92.62
8.01% & Above                      94     20,116,468        4.02       8.477         637      214,005      90.12       93.04
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Current Rate                     Doc       Occupied
----------------------------   --------    --------
5.00% & Below                     19.66%      93.39%
5.01 - 5.50%                      42.87       96.03
5.51 - 6.00%                      51.81      100.00
6.01 - 6.50%                      46.80      100.00
6.51 - 7.00%                      37.99       98.02
7.01 - 7.50%                      34.90       99.72
7.51 - 8.00%                      24.54       98.30
8.01% & Above                     14.46       98.84
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

                              Distribution by FICO

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
FICO                           Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
780 & Above                        15     $4,592,087        0.92%      6.701%        790     $306,139      83.86%      96.79%
760 - 779                          54     14,566,648        2.91       6.160         769      269,753      79.80       92.99
740 - 759                          96     25,523,959        5.10       6.270         749      265,875      82.12       95.31
720 - 739                         141     39,146,283        7.83       6.124         728      277,633      81.51       95.35
700 - 719                         182     45,585,542        9.12       6.369         709      250,470      80.29       94.04
680 - 699                         229     55,044,239       11.01       6.574         689      240,368      80.53       93.61
660 - 679                         324     80,524,888       16.11       6.579         669      248,534      80.68       91.69
640 - 659                         359     81,721,697       16.34       6.845         649      227,637      80.82       90.77
620 - 639                         327     74,018,044       14.80       6.811         629      226,355      81.14       88.20
600 - 619                         258     56,512,876       11.30       6.891         610      219,042      80.87       86.26
580 - 599                         104     21,699,097        4.34       6.824         591      208,645      78.37       85.29
560 - 579                           4      1,050,600        0.21       6.826         573      262,650      63.01       63.01
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
FICO                             Doc       Occupied
----------------------------   --------    --------
780 & Above                       43.00%     100.00%
760 - 779                         30.12       98.72
740 - 759                         12.51       96.76
720 - 739                         14.72       96.83
700 - 719                         16.80       98.63
680 - 699                         25.72       99.50
660 - 679                         31.90       98.71
640 - 659                         37.45       98.23
620 - 639                         57.94      100.00
600 - 619                         68.86       99.59
580 - 599                         92.86      100.00
560 - 579                         77.16      100.00
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

                          Distribution by Original LTV

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Original LTV                   Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
40.00% & Below                      7       $931,736        0.19%      6.019%        648     $133,105      36.80%      36.80%
40.01 - 50.00%                     26      5,841,933        1.17       6.076         662      224,690      47.52       47.52
50.01 - 60.00%                     43     11,097,897        2.22       6.123         639      258,091      55.86       56.88
60.01 - 70.00%                     88     24,177,705        4.84       6.042         649      274,747      67.14       67.91
70.01 - 80.00%                  1,368    308,728,972       61.75       6.521         674      225,679      79.40       95.43
80.01 - 85.00%                    151     46,035,110        9.21       6.298         680      304,868      84.47       88.09
85.01 - 90.00%                    285     70,998,496       14.20       7.167         654      249,118      89.69       89.84
90.01 - 95.00%                    125     32,174,111        6.44       7.561         657      257,393      94.65       94.65
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Original LTV                     Doc       Occupied
----------------------------   --------    --------
40.00% & Below                    18.30%     100.00%
40.01 - 50.00%                    35.42      100.00
50.01 - 60.00%                    51.69      100.00
60.01 - 70.00%                    29.94       96.68
70.01 - 80.00%                    40.37       99.46
80.01 - 85.00%                    27.36       96.02
85.01 - 90.00%                    40.63       98.25
90.01 - 95.00%                    46.31       99.00
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

                          Distribution by Document Type

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Document Type                  Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Full Doc                          915   $196,188,524       39.24%      6.488%        646     $214,414      80.86%      91.24%
Limited                            82     22,241,614        4.45       6.641         647      271,239      82.80       91.24
Stated Income                   1,096    281,555,822       56.31       6.713         685      256,894      80.51       90.91
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Document Type                    Doc       Occupied
----------------------------   --------    --------
Full Doc                         100.00%      99.58%
Limited                            0.00       98.62
Stated Income                      0.00       98.31
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Loan Purpose                   Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Cashout Refi                      721   $187,529,570       37.51%      6.610%        649     $260,096      79.68%      81.34%
Purchase                        1,279    293,522,191       58.71       6.646         681      229,494      81.61       97.55
Rate/term Refi                     93     18,934,199        3.79       6.358         661      203,594      77.84       86.64
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Loan Purpose                     Doc       Occupied
----------------------------   --------    --------
Cashout Refi                      44.44%      98.84%
Purchase                          34.74       98.74
Rate/term Refi                    57.41      100.00
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

                        Distribution by Occupancy Status

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Occupancy Status               Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Non Owner                           1       $368,700        0.07%      6.650%        665     $368,700      79.98%      79.98%
Owner Occupied                  2,072    494,113,677       98.83       6.623         668      238,472      80.74       91.16
Second Home                        20      5,503,583        1.10       6.424         695      275,179      81.51       82.43
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Occupancy Status                 Doc       Occupied
----------------------------   --------    --------
Non Owner                          0.00%       0.00%
Owner Occupied                    39.54      100.00
Second Home                       14.85        0.00
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

                          Distribution by Property Type

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Property Type                  Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
2-4 Family                        102    $30,495,090        6.10%      6.600%        682     $298,971      80.62%      90.35%
Condo                             235     51,762,424       10.35       6.643         672      220,266      80.34       92.85
Pud Attached                       68     13,409,131        2.68       6.634         662      197,193      80.80       92.95
Pud Detached                      235     53,565,173       10.71       6.782         657      227,937      82.52       92.54
Single Family                   1,453    350,754,143       70.15       6.595         668      241,400      80.54       90.55
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Property Type                    Doc       Occupied
----------------------------   --------    --------
2-4 Family                        34.42%      96.94%
Condo                             42.45       97.39
Pud Attached                      45.82      100.00
Pud Detached                      46.92       98.15
Single Family                     37.76       99.26
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

                              Distribution by State

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
State                          Of Loans   Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
CA - Southern                     601   $170,884,887       34.18%      6.443%        674     $284,334      78.84%      87.89%
CA - Northern                     426    127,566,624       25.51       6.412         679      299,452      81.46       92.30
NV                                112     23,786,606        4.76       6.946         660      212,380      81.43       92.37
WA                                121     22,272,006        4.45       6.673         658      184,066      81.31       95.40
FL                                118     19,816,765        3.96       6.959         659      167,939      82.70       91.72
AZ                                110     16,047,115        3.21       6.703         652      145,883      81.35       95.22
CO                                 82     13,460,844        2.69       6.668         651      164,157      82.05       95.41
MA                                 50     13,117,009        2.62       6.748         660      262,340      80.60       89.97
NJ                                 35     10,310,944        2.06       7.019         665      294,598      80.57       87.10
VA                                 33      9,044,684        1.81       7.452         647      274,081      85.96       93.27
Other                             405     73,678,475       14.74       6.980         656      181,922      82.06       93.08
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
State                            Doc       Occupied
----------------------------   --------    --------
CA - Southern                     31.02%      99.27%
CA - Northern                     31.16       99.14
NV                                37.42       98.55
WA                                53.64      100.00
FL                                43.39       94.15
AZ                                65.68       97.91
CO                                56.22      100.00
MA                                55.88       99.51
NJ                                39.89      100.00
VA                                53.82      100.00
Other                             53.71       97.80
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Zip Code                       Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
91335                              13     $3,969,625        0.79%      6.566%        664     $305,356      81.44%      94.83%
93065                               7      2,469,210        0.49       5.957         686      352,744      78.83       90.76
92336                               8      2,447,034        0.49       6.362         657      305,879      77.86       86.01
95376                               7      2,392,445        0.48       5.833         689      341,778      82.74       90.13
90650                               8      2,348,997        0.47       6.732         660      293,625      83.97       91.78
94509                               8      2,291,399        0.46       6.788         660      286,425      79.51       91.88
90262                               9      2,284,547        0.46       6.410         699      253,839      79.73       86.25
95121                               5      2,111,387        0.42       6.126         718      422,277      82.89       94.27
93906                               5      1,968,550        0.39       7.094         647      393,710      79.60       83.46
94531                               5      1,907,000        0.38       6.227         682      381,400      80.89       96.10
Other                           2,018    475,795,766       95.16       6.632         668      235,776      80.74       91.07
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Zip Code                       Full Doc    Occupied
----------------------------   --------    --------
91335                              0.00%     100.00%
93065                             62.71      100.00
92336                             49.61      100.00
95376                             24.74      100.00
90650                             45.05      100.00
94509                             42.82      100.00
90262                             11.56      100.00
95121                              0.00       78.46
93906                             12.14      100.00
94531                              0.00      100.00
Other                             39.99       98.86
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

                  Distribution by Remaining Months to Maturity

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Remaining Months To Maturity   Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
241 - 300                          71    $24,956,675        4.99%      5.029%        723     $351,502      80.49%      89.99%
301 - 360                       2,022    475,029,285       95.01       6.705         665      234,930      80.76       91.11
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Remaining Months To Maturity     Doc       Occupied
----------------------------   --------    --------
241 - 300                         11.53%      94.07%
301 - 360                         40.69       99.08
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

                        Distribution by Amortization Type

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Amortization Type              Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
2 YEAR ARM                      1,926   $451,710,562       90.34%      6.708%        665     $234,533      80.87%      91.41%
3 YEAR ARM                         96     23,318,723        4.66       6.636         665      242,903      78.60       85.22
1 MONTH ARM                        71     24,956,675        4.99       5.029         723      351,502      80.49       89.99
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Amortization Type                Doc       Occupied
----------------------------   --------    --------
2 YEAR ARM                        40.37%      99.17%
3 YEAR ARM                        46.92       97.17
1 MONTH ARM                       11.53       94.07
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

                         Distribution by Prepayment Term

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Prepayment Term (Months)       Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
0                                 307    $82,015,680       16.40%      6.544%        679     $267,152      81.00%      90.88%
12                                 51     12,880,487        2.58       6.929         666      252,559      78.50       89.29
24                              1,663    387,885,374       77.58       6.630         666      233,244      80.85       91.49
36                                 72     17,204,420        3.44       6.569         663      238,950      78.81       83.43
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Prepayment Term (Months)         Doc       Occupied
----------------------------   --------    --------
0                                 33.95%      97.37%
12                                37.09      100.00
24                                40.07       99.21
36                                47.37       96.17
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Periodic Cap                   Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
1.50%                           2,022   $475,029,285       95.01%      6.705%        665     $234,930      80.76%      91.11%
3.00%                              71     24,956,675        4.99       5.029         723      351,502      80.49       89.99
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Periodic Cap                     Doc       Occupied
----------------------------   --------    --------
1.50%                             40.69%      99.08%
3.00%                             11.53       94.07
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

                      Distribution by Months to Rate Reset

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Months To Rate Reset           Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
10 & Below                         71    $24,956,675        4.99%      5.029%        723     $351,502      80.49%      89.99%
11 - 20                           455    124,382,406       24.88       6.839         680      273,368      82.56       93.02
21 - 30                         1,483    330,050,391       66.01       6.653         660      222,556      80.23       90.78
31 - 40                            84     20,596,488        4.12       6.717         662      245,196      78.37       84.91
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Months To Rate Reset             Doc       Occupied
----------------------------   --------    --------
10 & Below                        11.53%      94.07%
11 - 20                            5.33       98.69
21 - 30                           53.42       99.36
31 - 40                           50.30       96.80
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

                      Distribution by Maximum Lifetime Rate

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Maximum Lifetime Rate          Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
11.50 - 11.99%                     11     $3,503,839        0.70%      4.960%        675     $318,531      69.32%      69.32%
12.00 - 12.49%                     99     32,371,665        6.47       5.092         714      326,987      78.76       87.37
12.50 - 12.99%                    275     72,872,980       14.58       5.815         676      264,993      75.47       86.05
13.00 - 13.49%                    436    103,568,281       20.71       6.272         669      237,542      79.07       91.74
13.50 - 13.99%                    648    152,014,740       30.40       6.750         666      234,591      81.43       92.46
14.00 - 14.49%                    317     67,273,022       13.45       7.214         657      212,218      82.83       93.49
14.50 - 14.99%                    208     47,264,265        9.45       7.723         658      227,232      85.42       92.46
15.00 - 15.49%                     59     13,099,269        2.62       8.241         639      222,022      89.10       93.43
15.50 - 15.99%                     30      6,284,196        1.26       8.684         635      209,473      91.58       93.10
16.00% & Above                     10      1,733,704        0.35       9.231         625      173,370      91.55       91.55
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Maximum Lifetime Rate            Doc       Occupied
----------------------------   --------    --------
11.50 - 11.99%                    79.59%     100.00%
12.00 - 12.49%                    24.69       94.02
12.50 - 12.99%                    55.03      100.00
13.00 - 13.49%                    47.29      100.00
13.50 - 13.99%                    38.48       98.37
14.00 - 14.49%                    34.38       99.27
14.50 - 14.99%                    23.64       98.46
15.00 - 15.49%                    18.79      100.00
15.50 - 15.99%                    17.07      100.00
16.00% & Above                     0.00       86.59
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

                      Distribution by Minimum Lifetime Rate

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Minimum Lifetime Rate          Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
4.00 - 4.49%                       16     $6,251,063        1.25%      4.618%        729     $390,691      81.68%      91.96%
4.50 - 4.99%                       34     11,916,079        2.38       5.024         715      350,473      77.63       85.11
5.00 - 5.49%                       49     14,563,670        2.91       5.216         703      297,218      76.10       83.26
5.50 - 5.99%                      286     76,017,672       15.20       5.804         677      265,796      75.62       86.04
6.00 - 6.49%                      436    103,568,281       20.71       6.272         669      237,542      79.07       91.74
6.50 - 6.99%                      648    152,014,740       30.40       6.750         666      234,591      81.43       92.46
7.00 - 7.49%                      317     67,273,022       13.45       7.214         657      212,218      82.83       93.49
7.50 - 7.99%                      208     47,264,265        9.45       7.723         658      227,232      85.42       92.46
8.00 - 8.49%                       59     13,099,269        2.62       8.241         639      222,022      89.10       93.43
8.50% & Above                      40      8,017,900        1.60       8.802         633      200,447      91.57       92.76
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Minimum Lifetime Rate            Doc       Occupied
----------------------------   --------    --------
4.00 - 4.49%                       0.00%      84.68%
4.50 - 4.99%                      24.94       97.11
5.00 - 5.49%                      47.42       95.65
5.50 - 5.99%                      53.95      100.00
6.00 - 6.49%                      47.29      100.00
6.50 - 6.99%                      38.48       98.37
7.00 - 7.49%                      34.38       99.27
7.50 - 7.99%                      23.64       98.46
8.00 - 8.49%                      18.79      100.00
8.50% & Above                     13.38       97.10
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Margin                         Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
1.99% & Below                       4     $1,084,291        0.22%      7.247%        647     $271,073      83.14%      96.86%
2.50 - 2.99%                        9      3,543,213        0.71       4.453         720      393,690      78.49       84.02
3.00 - 3.49%                       25      8,885,472        1.78       5.011         736      355,419      80.46       90.49
3.50 - 3.99%                       39     12,457,613        2.49       5.416         718      319,426      81.05       91.60
4.00 - 4.49%                       11      3,342,071        0.67       5.969         668      303,825      79.28       86.65
4.50 - 4.99%                        4        771,607        0.15       6.759         660      192,902      82.67       92.64
5.00 - 5.49%                      980    214,315,579       42.86       6.565         651      218,689      81.16       92.01
5.50 - 5.99%                    1,004    251,642,732       50.33       6.819         677      250,640      80.40       90.48
6.00% & Above                      17      3,943,382        0.79       6.761         654      231,964      82.33       83.77
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Margin                           Doc       Occupied
----------------------------   --------    --------
1.99% & Below                     32.09%     100.00%
2.50 - 2.99%                       5.16       82.43
3.00 - 3.49%                       9.14       92.35
3.50 - 3.99%                      18.56       98.57
4.00 - 4.49%                      36.06      100.00
4.50 - 4.99%                      44.63      100.00
5.00 - 5.49%                      75.41       99.67
5.50 - 5.99%                      11.11       98.53
6.00% & Above                     36.02      100.00
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

                      Distribution by First Adjustment Cap

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
First Adjustment Cap           Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
1.50%                           2,022   $475,029,285       95.01%      6.705%        665     $234,930      80.76%      91.11%
3.00%                              71     24,956,675        4.99       5.029         723      351,502      80.49       89.99
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
First Adjustment Cap             Doc       Occupied
----------------------------   --------    --------
1.50%                             40.69%      99.08%
3.00%                             11.53       94.07
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

                      Distribution by Periodic Lifetime Cap

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Periodic Lifetime Cap          Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
6.01 - 6.50%                       11     $3,144,692        0.63%      5.564%        687     $285,881      79.01%      85.74%
6.51 - 7.00%                    2,047    485,217,777       97.05       6.668         667      237,038      80.76       91.07
7.01 - 7.50%                       28      8,751,691        1.75       5.145         725      312,560      80.92       94.24
7.51% & Above                       7      2,871,800        0.57       4.402         716      410,257      79.41       83.69
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Periodic Lifetime Cap            Doc       Occupied
----------------------------   --------    --------
6.01 - 6.50%                      28.76%     100.00%
6.51 - 7.00%                      39.94       99.05
7.01 - 7.50%                      17.11       92.63
7.51% & Above                      0.00       78.32
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

                       Distribution by Interest Only Loans

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Interest Only Loans            Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Yes                             2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          2,093   $499,985,960      100.00%      6.621%        668     $238,885      80.75%      91.05%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Interest Only Loans              Doc       Occupied
----------------------------   --------    --------
Yes                               39.24%      98.83%
----------------------------   --------    --------
Total:                            39.24%      98.83%
============================   ========    ========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Group I Mortgage Loans(1)

Scheduled Principal Balance:                                       $125,440,465
Number of Mortgage Loans:                                                   620
Average Scheduled Principal Balance:                                   $202,323
Interest Only Loans:                                                        100%
Weighted Average Gross Coupon:                                            6.650%
Weighted Average Net Coupon: (2)                                          6.144%
Weighted Average Original FICO Score:                                       667
Weighted Average Original LTV Ratio:                                      80.46%
Weighted Average Stated Remaining Term (months):                            356
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll: (3)                                         21
Weighted Average Gross Margin: (3)                                         5.35%
Weighted Average Initial Rate Cap: (3)                                     1.54%
Weighted Average Periodic Rate Cap: (3)                                    1.54%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.65%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

(3) Represents the weighted average of the mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Current Principal Balance      Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
$50,001 - $75,000                   4       $261,347        0.21%      8.199%        623      $65,337      73.98%      73.98%
$75,001 - $100,000                 35      3,180,576        2.54       6.814         659       90,874      81.62       98.65
$100,001 - $125,000                68      7,768,374        6.19       6.856         650      114,241      80.98       96.22
$125,001 - $150,000                96     13,403,272       10.68       6.886         648      139,617      80.94       92.94
$150,001 - $200,000               141     24,994,307       19.93       6.721         662      177,265      78.72       91.11
$200,001 - $250,000               104     23,240,774       18.53       6.630         674      223,469      81.03       93.21
$250,001 - $300,000                90     24,812,595       19.78       6.533         677      275,696      79.69       90.46
$300,001 - $350,000                61     19,835,007       15.81       6.445         669      325,164      80.83       91.51
$350,001 - $400,000                18      6,558,964        5.23       6.610         685      364,387      83.55       91.22
$400,001 - $450,000                 1        402,750        0.32       6.800         736      402,750      90.00       90.00
$450,001 - $500,000                 1        456,000        0.36       6.575         639      456,000      80.00      100.00
$500,001 - $550,000                 1        526,500        0.42       6.900         611      526,500      90.00       90.00
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Current Principal Balance        Doc       Occupied
----------------------------   --------    --------
$50,001 - $75,000                 46.59%      75.28%
$75,001 - $100,000                66.31      100.00
$100,001 - $125,000               67.56      100.00
$125,001 - $150,000               59.54       98.05
$150,001 - $200,000               43.34       99.25
$200,001 - $250,000               38.43      100.00
$250,001 - $300,000               28.65      100.00
$300,001 - $350,000               32.12       96.92
$350,001 - $400,000               38.40      100.00
$400,001 - $450,000                0.00      100.00
$450,001 - $500,000              100.00      100.00
$500,001 - $550,000                0.00      100.00
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

                          Distribution by Current Rate

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Current Rate                   Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
5.00% & Below                       8     $2,279,191        1.82%      4.697%        740     $284,899      75.09%      84.61%
5.01 - 5.50%                       17      4,170,198        3.32       5.329         690      245,306      73.50       81.18
5.51 - 6.00%                       91     20,426,357       16.28       5.830         679      224,465      75.79       88.03
6.01 - 6.50%                      126     25,870,237       20.62       6.314         670      205,319      79.65       94.76
6.51 - 7.00%                      209     41,484,395       33.07       6.797         661      198,490      80.98       92.86
7.01 - 7.50%                       91     16,169,437       12.89       7.253         653      177,686      83.27       94.08
7.51 - 8.00%                       55     11,271,388        8.99       7.745         668      204,934      85.29       93.21
8.01% & Above                      23      3,769,262        3.00       8.547         634      163,881      89.90       93.44
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Current Rate                     Doc       Occupied
----------------------------   --------    --------
5.00% & Below                     13.70%     100.00%
5.01 - 5.50%                      44.19      100.00
5.51 - 6.00%                      44.98      100.00
6.01 - 6.50%                      46.92      100.00
6.51 - 7.00%                      44.29       98.53
7.01 - 7.50%                      41.07       98.84
7.51 - 8.00%                      19.96       97.68
8.01% & Above                     24.66       98.29
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
FICO                           Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
780 & Above                         4       $877,700        0.70%      7.113%        789     $219,425      83.13%      96.87%
760 - 779                          15      3,523,443        2.81       5.957         768      234,896      81.23       91.57
740 - 759                          26      5,919,871        4.72       6.319         748      227,687      80.88       95.58
720 - 739                          50     11,581,112        9.23       6.370         728      231,622      81.26       96.67
700 - 719                          49     10,003,880        7.98       6.535         709      204,161      79.87       93.28
680 - 699                          69     14,331,478       11.42       6.629         691      207,703      81.58       96.07
660 - 679                          79     17,342,764       13.83       6.638         668      219,529      80.67       93.06
640 - 659                         113     20,537,551       16.37       6.824         649      181,748      78.93       90.55
620 - 639                          98     19,298,453       15.38       6.681         630      196,923      80.60       90.02
600 - 619                          83     15,710,418       12.52       6.802         610      189,282      80.29       88.02
580 - 599                          33      6,208,196        4.95       7.015         591      188,127      80.54       88.93
560 - 579                           1        105,600        0.08       6.825         579      105,600      80.00       80.00
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
FICO                             Doc       Occupied
----------------------------   --------    --------
780 & Above                        0.00%     100.00%
760 - 779                         27.89       94.69
740 - 759                         20.51       94.85
720 - 739                          9.07       98.87
700 - 719                         10.24      100.00
680 - 699                         27.06       99.08
660 - 679                         28.79      100.00
640 - 659                         40.16       98.51
620 - 639                         69.64      100.00
600 - 619                         72.17       99.59
580 - 599                         87.05      100.00
560 - 579                        100.00      100.00
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

                          Distribution by Original LTV

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Original LTV                   Of Loans   Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
40.00% & Below                      3       $379,200        0.30%      6.047%        621     $126,400      37.24%      37.24%
40.01 - 50.00%                     10      1,865,484        1.49       6.471         660      186,548      47.25       47.25
50.01 - 60.00%                     10      2,164,750        1.73       5.794         653      216,475      56.36       56.36
60.01 - 70.00%                     24      5,709,932        4.55       5.865         644      237,914      67.21       68.39
70.01 - 80.00%                    423     83,306,341       66.41       6.562         672      196,942      79.57       96.81
80.01 - 85.00%                     40      8,243,290        6.57       6.596         670      206,082      84.42       86.33
85.01 - 90.00%                     83     18,044,899       14.39       7.156         654      217,408      89.64       89.97
90.01 - 95.00%                     27      5,726,569        4.57       7.615         666      212,095      94.71       94.71
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Original LTV                     Doc       Occupied
----------------------------   --------    --------
40.00% & Below                    15.82%     100.00%
40.01 - 50.00%                    29.62      100.00
50.01 - 60.00%                    54.06      100.00
60.01 - 70.00%                    38.12      100.00
70.01 - 80.00%                    41.00      100.00
80.01 - 85.00%                    35.53       95.50
85.01 - 90.00%                    49.06       95.82
90.01 - 95.00%                    31.10      100.00
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

                          Distribution by Document Type

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Document Type                  Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Full Doc                          283    $51,677,579       41.20%      6.542%        641     $182,606      80.65%      92.61%
Limited                            32      8,190,386        6.53       6.514         657      255,950      82.56       93.44
Stated Income                     305     65,572,500       52.27       6.751         688      214,992      80.04       91.59
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Document Type                    Doc       Occupied
----------------------------   --------    --------
Full Doc                         100.00%     100.00%
Limited                            0.00       96.26
Stated Income                      0.00       98.75
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

                          Distribution by Loan Purpose

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Loan Purpose                   Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Cashout Refi                      201    $42,595,057       33.96%      6.672%        651     $211,916      79.42%      81.75%
Purchase                          391     78,436,619       62.53       6.639         676      200,605      81.34       98.06
Rate/term Refi                     28      4,408,789        3.51       6.629         646      157,457      74.71       86.98
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Loan Purpose                     Doc       Occupied
----------------------------   --------    --------
Cashout Refi                      46.56%      99.13%
Purchase                          37.76       99.04
Rate/term Refi                    50.42      100.00
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Occupancy Status

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Occupancy Status               Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Owner Occupied                    614   $124,315,842       99.10%      6.643%        666     $202,469      80.38%      92.17%
Second Home                         6      1,124,622        0.90       7.355         705      187,437      88.35       88.35
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Occupancy Status                 Doc       Occupied
----------------------------   --------    --------
Owner Occupied                    41.57%     100.00%
Second Home                        0.00        0.00
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

                          Distribution by Property Type

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Property Type                  Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
2-4 Family                         33     $8,724,722        6.96%      6.738%        686     $264,386      81.78%      91.48%
Condo                              75     14,485,787       11.55       6.652         673      193,144      80.29       93.66
Pud Attached                       22      3,784,279        3.02       6.483         660      172,013      76.30       88.26
Pud Detached                       75     14,505,875       11.56       6.721         656      193,412      81.72       93.12
Single Family                     415     83,939,802       66.92       6.635         666      202,265      80.31       91.94
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Property Type                    Doc       Occupied
----------------------------   --------    --------
2-4 Family                        39.43%     100.00%
Condo                             44.23       96.16
Pud Attached                      45.57      100.00
Pud Detached                      58.79       99.10
Single Family                     37.62       99.48
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

                              Distribution by State

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
State                          Of Loans   Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
CA - Southern                     157    $38,602,364       30.77%      6.452%        674     $245,875      77.67%      88.06%
CA - Northern                     111     26,749,722       21.32       6.443         678      240,988      81.12       92.67
NV                                 40      7,716,111        6.15       6.941         665      192,903      82.10       92.97
WA                                 45      7,663,441        6.11       6.612         657      170,299      81.13       97.64
AZ                                 44      5,972,213        4.76       6.649         642      135,732      80.45       96.64
FL                                 35      5,571,614        4.44       6.976         659      159,189      84.01       93.68
CO                                 26      4,152,426        3.31       6.619         652      159,709      82.51       95.41
NJ                                 12      3,073,104        2.45       7.149         692      256,092      81.40       89.40
MA                                 12      2,332,220        1.86       6.433         664      194,352      80.07       90.80
VA                                 11      2,215,650        1.77       6.933         661      201,423      81.20       94.99
Other                             127     21,391,601       17.05       7.017         654      168,438      82.32       94.47
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
State                            Doc       Occupied
----------------------------   --------    --------
CA - Southern                     28.71%      99.21%
CA - Northern                     29.67       98.86
NV                                40.69      100.00
WA                                68.56      100.00
AZ                                82.01      100.00
FL                                49.84       97.66
CO                                54.85      100.00
NJ                                15.91      100.00
MA                                83.41       97.23
VA                                59.70      100.00
Other                             49.35       98.51
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

                            Distribution by Zip Code

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Zip Code                       Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
91335                               6     $1,690,325        1.35%      6.120%        680     $281,721      80.00%      97.25%
92336                               4      1,004,255        0.80       6.368         669      251,064      75.42       88.93
94531                               3        990,200        0.79       6.241         685      330,067      81.71       94.88
94509                               3        921,600        0.73       6.350         670      307,200      80.00       99.95
94806                               3        908,450        0.72       5.660         716      302,817      78.12       84.27
89031                               4        899,097        0.72       6.910         664      224,774      83.00       87.66
98208                               4        825,680        0.66       6.407         650      206,420      76.65       92.36
92376                               4        789,621        0.63       6.313         683      197,405      78.91       83.37
95351                               4        771,900        0.62       6.751         671      192,975      84.14       95.86
90018                               2        761,950        0.61       6.635         719      380,975      85.29       94.71
Other                             583    115,877,388       92.38       6.675         666      198,761      80.48       92.11
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Zip Code                       Full Doc    Occupied
----------------------------   --------    --------
91335                              0.00%     100.00%
92336                             35.45      100.00
94531                              0.00      100.00
94509                             31.51      100.00
94806                              0.00      100.00
89031                             26.69      100.00
98208                             71.81      100.00
92376                              0.00      100.00
95351                             55.33      100.00
90018                              0.00      100.00
Other                             42.95       99.03
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution by Remaining Months to Maturity

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Remaining Months To Maturity   Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
241 - 300                          14     $3,658,747        2.92%      5.016%        737     $261,339      81.43%      91.96%
301 - 360                         606    121,781,718       97.08       6.699         665      200,960      80.43       92.14
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Remaining Months To Maturity     Doc       Occupied
----------------------------   --------    --------
241 - 300                         19.92%     100.00%
301 - 360                         41.84       99.08
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

                        Distribution by Amortization Type

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Amortization Type              Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
2 YEAR ARM                        581   $117,238,714       93.46%      6.698%        664     $201,788      80.51%      92.27%
3 YEAR ARM                         25      4,543,003        3.62       6.711         676      181,720      78.23       88.66
1 MONTH ARM                        14      3,658,747        2.92       5.016         737      261,339      81.43       91.96
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Amortization Type                Doc       Occupied
----------------------------   --------    --------
2 YEAR ARM                        41.56%      99.04%
3 YEAR ARM                        48.95      100.00
1 MONTH ARM                       19.92      100.00
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

                         Distribution by Prepayment Term

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Prepayment Term (Months)       Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
0                                  79    $17,175,632       13.69%      6.752%        680     $217,413      81.56%      91.97%
12                                 19      4,195,574        3.34       6.868         665      220,820      78.07       87.59
24                                507    101,588,776       80.99       6.629         665      200,372      80.46       92.50
36                                 15      2,480,483        1.98       6.434         664      165,366      76.63       85.86
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Prepayment Term (Months)         Doc       Occupied
----------------------------   --------    --------
0                                 34.05%     100.00%
12                                38.73      100.00
24                                42.19       98.89
36                                53.95      100.00
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

                          Distribution by Periodic Cap

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Periodic Cap                   Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
1.50%                             606   $121,781,718       97.08%      6.699%        665     $200,960      80.43%      92.14%
3.00%                              14      3,658,747        2.92       5.016         737      261,339      81.43       91.96
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Periodic Cap                     Doc       Occupied
----------------------------   --------    --------
1.50%                             41.84%      99.08%
3.00%                             19.92      100.00
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

                      Distribution by Months to Rate Reset

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Months To Rate Reset           Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
10 & Below                         14     $3,658,747        2.92%      5.016%        737     $261,339      81.43%      91.96%
11 - 20                           119     26,496,935       21.12       6.805         681      222,663      82.22       94.34
21 - 30                           464     91,193,779       72.70       6.660         660      196,538      79.93       91.53
31 - 40                            23      4,091,003        3.26       6.864         671      177,870      79.90       91.48
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Months To Rate Reset             Doc       Occupied
----------------------------   --------    --------
10 & Below                        19.92%     100.00%
11 - 20                            6.75       98.35
21 - 30                           51.47       99.25
31 - 40                           54.36      100.00
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Maximum Lifetime Rate

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Maximum Lifetime Rate          Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
11.50 - 11.99%                      2       $612,250        0.49%      4.946%        699     $306,125      61.05%      61.05%
12.00 - 12.49%                     22      5,636,167        4.49       5.126         712      256,189      77.29       86.14
12.50 - 12.99%                     84     18,620,928       14.84       5.803         678      221,678      75.50       87.53
13.00 - 13.49%                    115     23,751,148       18.93       6.255         667      206,532      78.74       93.58
13.50 - 13.99%                    215     43,425,909       34.62       6.759         663      201,981      81.22       93.63
14.00 - 14.49%                     98     17,391,133       13.86       7.208         656      177,461      82.45       93.54
14.50 - 14.99%                     59     11,983,968        9.55       7.720         666      203,118      85.31       92.88
15.00 - 15.49%                     14      2,231,783        1.78       8.301         636      159,413      88.24       95.25
15.50 - 15.99%                      9      1,533,879        1.22       8.690         633      170,431      92.21       92.47
16.00% & Above                      2        253,300        0.20       9.308         638      126,650      85.00       85.00
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Maximum Lifetime Rate            Doc       Occupied
----------------------------   --------    --------
11.50 - 11.99%                    51.00%     100.00%
12.00 - 12.49%                    32.06      100.00
12.50 - 12.99%                    47.69      100.00
13.00 - 13.49%                    49.27      100.00
13.50 - 13.99%                    43.55       99.30
14.00 - 14.49%                    36.45       97.17
14.50 - 14.99%                    22.39       97.81
15.00 - 15.49%                    36.78      100.00
15.50 - 15.99%                    14.55      100.00
16.00% & Above                     0.00       74.50
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

                      Distribution by Minimum Lifetime Rate

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Minimum Lifetime Rate          Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
4.00 - 4.49%                        5     $1,328,641        1.06%      4.537%        755     $265,728      79.05%      95.37%
4.50 - 4.99%                        6      1,648,277        1.31       5.042         718      274,713      74.70       80.33
5.00 - 5.49%                       11      2,781,271        2.22       5.317         687      252,843      73.91       79.77
5.50 - 5.99%                       86     19,111,157       15.24       5.800         679      222,223      75.62       87.48
6.00 - 6.49%                      115     23,751,148       18.93       6.255         667      206,532      78.74       93.58
6.50 - 6.99%                      215     43,425,909       34.62       6.759         663      201,981      81.22       93.63
7.00 - 7.49%                       98     17,391,133       13.86       7.208         656      177,461      82.45       93.54
7.50 - 7.99%                       59     11,983,968        9.55       7.720         666      203,118      85.31       92.88
8.00 - 8.49%                       14      2,231,783        1.78       8.301         636      159,413      88.24       95.25
8.50% & Above                      11      1,787,179        1.42       8.778         634      162,471      91.19       91.41
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Minimum Lifetime Rate            Doc       Occupied
----------------------------   --------    --------
4.00 - 4.49%                       0.00%     100.00%
4.50 - 4.99%                      18.94      100.00
5.00 - 5.49%                      58.78      100.00
5.50 - 5.99%                      47.37      100.00
6.00 - 6.49%                      49.27      100.00
6.50 - 6.99%                      43.55       99.30
7.00 - 7.49%                      36.45       97.17
7.50 - 7.99%                      22.39       97.81
8.00 - 8.49%                      36.78      100.00
8.50% & Above                     12.49       96.39
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

                             Distribution by Margin

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Margin                         Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
1.99% & Below                       1       $199,920        0.16%      6.550%        661     $199,920      80.00%     100.00%
2.50 - 2.99%                        2        571,883        0.46       4.375         730      285,942      73.33       94.81
3.00 - 3.49%                        5      1,295,042        1.03       4.892         752      259,008      78.54       85.80
3.50 - 3.99%                        9      2,325,353        1.85       5.575         724      258,373      81.27       92.18
4.00 - 4.49%                        1        172,228        0.14       5.850         673      172,228      84.85      100.00
4.50 - 4.99%                        1        209,207        0.17       6.700         735      209,207      80.00      100.00
5.00 - 5.49%                      314     58,846,607       46.91       6.580         647      187,410      80.85       92.88
5.50 - 5.99%                      285     61,460,052       49.00       6.814         681      215,649      80.08       91.45
6.00% & Above                       2        360,173        0.29       7.273         631      180,086      91.00       91.00
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Margin                           Doc       Occupied
----------------------------   --------    --------
1.99% & Below                    100.00%     100.00%
2.50 - 2.99%                       0.00      100.00
3.00 - 3.49%                      15.44      100.00
3.50 - 3.99%                      31.37      100.00
4.00 - 4.49%                     100.00      100.00
4.50 - 4.99%                       0.00      100.00
5.00 - 5.49%                      75.48       99.37
5.50 - 5.99%                       9.57       98.77
6.00% & Above                     22.54      100.00
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

                      Distribution by First Adjustment Cap

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
First Adjustment Cap           Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
1.50%                             606   $121,781,718       97.08%      6.699%        665     $200,960      80.43%      92.14%
3.00%                              14      3,658,747        2.92       5.016         737      261,339      81.43       91.96
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
First Adjustment Cap             Doc       Occupied
----------------------------   --------    --------
1.50%                             41.84%      99.08%
3.00%                             19.92      100.00
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Periodic Lifetime Cap

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Periodic Lifetime Cap          Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
6.01 - 6.50%                        2       $490,228        0.39%      5.688%        695     $245,114      80.12%      85.44%
6.51 - 7.00%                      610    122,910,416       97.98       6.681         666      201,492      80.46       92.12
7.01 - 7.50%                        6      1,467,938        1.17       5.233         740      244,656      82.89       94.37
7.51% & Above                       2        571,883        0.46       4.375         730      285,942      73.33       94.81
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Periodic Lifetime Cap            Doc       Occupied
----------------------------   --------    --------
6.01 - 6.50%                      35.13%     100.00%
6.51 - 7.00%                      41.60       99.09
7.01 - 7.50%                      25.40      100.00
7.51% & Above                      0.00      100.00
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

                       Distribution by Interest Only Loans

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Interest Only Loans            Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Yes                               620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                            620   $125,440,465      100.00%      6.650%        667     $202,323      80.46%      92.13%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Interest Only Loans              Doc       Occupied
----------------------------   --------    --------
Yes                               41.20%      99.10%
----------------------------   --------    --------
Total:                            41.20%      99.10%
============================   ========    ========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group II Mortgage Loans (1)

Scheduled Principal Balance:                                       $374,545,495
Number of Mortgage Loans:                                                 1,473
Average Scheduled Principal Balance:                                   $254,274
Interest Only Loans:                                                        100%
Weighted Average Gross Coupon:                                            6.612%
Weighted Average Net Coupon: (2)                                          6.106%
Weighted Average Original FICO Score:                                       669
Weighted Average Original LTV Ratio:                                      80.84%
Weighted Average Stated Remaining Term (months):                            354
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll: (3)                                         21
Weighted Average Gross Margin: (3)                                         5.31%
Weighted Average Initial Rate Cap: (3)                                     1.59%
Weighted Average Periodic Rate Cap: (3)                                    1.59%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.61%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

(3) Represents the weighted average of the mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Current Principal Balance      Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
$50,001 - $75,000                   6       $391,458        0.10%      8.008%        635      $65,243      84.83%      89.57%
$75,001 - $100,000                 66      6,028,737        1.61       6.933         656       91,344      80.97       94.03
$100,001 - $125,000               120     13,546,661        3.62       6.804         651      112,889      80.11       95.17
$125,001 - $150,000               146     20,054,363        5.35       6.956         651      137,359      81.68       95.66
$150,001 - $200,000               265     46,792,371       12.49       6.742         664      176,575      80.36       92.73
$200,001 - $250,000               204     45,824,315       12.23       6.693         666      224,629      79.50       90.76
$250,001 - $300,000               197     54,240,003       14.48       6.522         671      275,330      79.57       88.85
$300,001 - $350,000               147     48,013,480       12.82       6.651         668      326,622      80.64       89.35
$350,001 - $400,000               153     57,537,298       15.36       6.563         676      376,061      82.05       91.79
$400,001 - $450,000                77     32,880,819        8.78       6.576         679      427,024      82.59       90.07
$450,001 - $500,000                45     21,712,929        5.80       6.557         665      482,510      81.84       87.90
$500,001 - $550,000                19     10,074,268        2.69       6.138         678      530,225      79.77       86.04
$550,001 - $600,000                14      8,118,479        2.17       6.481         667      579,891      81.54       88.27
$600,001 - $650,000                 9      5,621,814        1.50       5.271         705      624,646      82.50       87.90
$650,001 - $700,000                 2      1,364,000        0.36       6.197         713      682,000      80.00       85.04
$700,001 - $750,000                 2      1,455,500        0.39       6.919         639      727,750      84.14       87.35
$850,001 - $900,000                 1        889,000        0.24       6.400         591      889,000      77.30       89.34
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Current Principal Balance        Doc       Occupied
----------------------------   --------    --------
$50,001 - $75,000                 53.71%     100.00%
$75,001 - $100,000                61.88      100.00
$100,001 - $125,000               64.26      100.00
$125,001 - $150,000               56.28       98.65
$150,001 - $200,000               47.21       99.26
$200,001 - $250,000               43.14      100.00
$250,001 - $300,000               35.56      100.00
$300,001 - $350,000               28.99       95.17
$350,001 - $400,000               28.68       98.72
$400,001 - $450,000               27.18      100.00
$450,001 - $500,000               33.48       97.91
$500,001 - $550,000               57.66      100.00
$550,001 - $600,000               49.96      100.00
$600,001 - $650,000               10.89       88.93
$650,001 - $700,000               50.44      100.00
$700,001 - $750,000               51.53      100.00
$850,001 - $900,000              100.00      100.00
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Current Rate                   Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
5.00% & Below                      39    $14,138,136        3.77%      4.824%        714     $362,516      78.48%      86.54%
5.01 - 5.50%                       52     17,258,837        4.61       5.306         702      331,901      77.25       84.81
5.51 - 6.00%                      202     57,692,186       15.40       5.849         675      285,605      75.85       85.80
6.01 - 6.50%                      350     87,600,378       23.39       6.326         671      250,287      79.32       91.67
6.51 - 7.00%                      404     99,040,132       26.44       6.788         667      245,149      81.88       92.04
7.01 - 7.50%                      222     50,824,392       13.57       7.255         656      228,939      82.77       93.30
7.51 - 8.00%                      133     31,644,228        8.45       7.761         653      237,927      86.03       92.41
8.01% & Above                      71     16,347,207        4.36       8.460         638      230,242      90.17       92.95
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Current Rate                     Doc       Occupied
----------------------------   --------    --------
5.00% & Below                     20.62%      92.33%
5.01 - 5.50%                      42.56       95.07
5.51 - 6.00%                      54.22      100.00
6.01 - 6.50%                      46.76      100.00
6.51 - 7.00%                      35.35       97.80
7.01 - 7.50%                      32.93      100.00
7.51 - 8.00%                      26.17       98.53
8.01% & Above                     12.11       98.97
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

                              Distribution by FICO

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
FICO                           Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
780 & Above                        11     $3,714,387        0.99%      6.604%        790     $337,672      84.04%      96.77%
760 - 779                          39     11,043,205        2.95       6.225         769      283,159      79.35       93.44
740 - 759                          70     19,604,088        5.23       6.255         749      280,058      82.50       95.22
720 - 739                          91     27,565,171        7.36       6.021         728      302,914      81.61       94.80
700 - 719                         133     35,581,662        9.50       6.322         709      267,531      80.40       94.26
680 - 699                         160     40,712,761       10.87       6.555         689      254,455      80.17       92.75
660 - 679                         245     63,182,124       16.87       6.563         669      257,886      80.68       91.31
640 - 659                         246     61,184,146       16.34       6.852         650      248,716      81.45       90.84
620 - 639                         229     54,719,591       14.61       6.857         629      238,950      81.33       87.56
600 - 619                         175     40,802,458       10.89       6.926         609      233,157      81.10       85.58
580 - 599                          71     15,490,901        4.14       6.748         591      218,182      77.50       83.83
560 - 579                           3        945,000        0.25       6.826         573      315,000      61.12       61.12
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
FICO                             Doc       Occupied
----------------------------   --------    --------
780 & Above                       53.16%     100.00%
760 - 779                         30.83      100.00
740 - 759                         10.10       97.34
720 - 739                         17.09       95.97
700 - 719                         18.65       98.25
680 - 699                         25.25       99.65
660 - 679                         32.76       98.36
640 - 659                         36.54       98.13
620 - 639                         53.81      100.00
600 - 619                         67.58       99.59
580 - 599                         95.19      100.00
560 - 579                         74.60      100.00
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

                          Distribution by Original LTV

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Original LTV                   Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
40.00% & Below                      4       $552,536        0.15%      6.000%        667     $138,134      36.50%      36.50%
40.01 - 50.00%                     16      3,976,449        1.06       5.890         663      248,528      47.65       47.65
50.01 - 60.00%                     33      8,933,147        2.39       6.203         635      270,701      55.74       57.00
60.01 - 70.00%                     64     18,467,773        4.93       6.097         650      288,559      67.12       67.77
70.01 - 80.00%                    945    225,422,632       60.19       6.506         674      238,542      79.34       94.92
80.01 - 85.00%                    111     37,791,820       10.09       6.234         682      340,467      84.48       88.47
85.01 - 90.00%                    202     52,953,597       14.14       7.170         654      262,147      89.71       89.80
90.01 - 95.00%                     98     26,447,542        7.06       7.549         655      269,873      94.63       94.63
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Original LTV                     Doc       Occupied
----------------------------   --------    --------
40.00% & Below                    20.01%     100.00%
40.01 - 50.00%                    38.15      100.00
50.01 - 60.00%                    51.11      100.00
60.01 - 70.00%                    27.41       95.65
70.01 - 80.00%                    40.14       99.26
80.01 - 85.00%                    25.58       96.13
85.01 - 90.00%                    37.75       99.07
90.01 - 95.00%                    49.61       98.78
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

                          Distribution by Document Type

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Document Type                  Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Full Doc                          632   $144,510,945       38.58%      6.468%        648     $228,657      80.93%      90.75%
Limited                            50     14,051,228        3.75       6.716         641      281,025      82.95       89.96
Stated Income                     791    215,983,322       57.67       6.701         684      273,051      80.65       90.70
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Document Type                    Doc       Occupied
----------------------------   --------    --------
Full Doc                         100.00%      99.43%
Limited                            0.00      100.00
Stated Income                      0.00       98.18
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Loan Purpose                   Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Cashout Refi                      520   $144,934,513       38.70%      6.591%        648     $278,720      79.76%      81.21%
Purchase                          888    215,085,572       57.43       6.648         682      242,213      81.71       97.36
Rate/term Refi                     65     14,525,411        3.88       6.276         666      223,468      78.79       86.54
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Loan Purpose                     Doc       Occupied
----------------------------   --------    --------
Cashout Refi                      43.82%      98.76%
Purchase                          33.64       98.63
Rate/term Refi                    59.53      100.00
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

                        Distribution by Occupancy Status

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Occupancy Status               Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Non Owner                           1       $368,700        0.10%      6.650%        665     $368,700      79.98%      79.98%
Owner Occupied                  1,458    369,797,835       98.73       6.617         668      253,634      80.86       90.82
Second Home                        14      4,378,961        1.17       6.185         692      312,783      79.76       80.91
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Occupancy Status                 Doc       Occupied
----------------------------   --------    --------
Non Owner                          0.00%       0.00%
Owner Occupied                    38.86      100.00
Second Home                       18.66        0.00
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

                          Distribution by Property Type

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Property Type                  Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
2-4 Family                         69    $21,770,368        5.81%      6.544%        681     $315,513      80.15%      89.89%
Condo                             160     37,276,637        9.95       6.640         672      232,979      80.37       92.53
Pud Attached                       46      9,624,852        2.57       6.693         663      209,236      82.57       94.80
Pud Detached                      160     39,059,298       10.43       6.805         658      244,121      82.81       92.33
Single Family                   1,038    266,814,341       71.24       6.582         669      257,047      80.61       90.11
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Property Type                    Doc       Occupied
----------------------------   --------    --------
2-4 Family                        32.42%      95.72%
Condo                             41.75       97.87
Pud Attached                      45.92      100.00
Pud Detached                      42.51       97.80
Single Family                     37.80       99.19
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

                              Distribution by State

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
State                          Of Loans   Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
CA - Southern                     444   $132,282,523       35.32%      6.440%        674     $297,934      79.18%      87.84%
CA - Northern                     315    100,816,903       26.92       6.403         679      320,054      81.55       92.20
NV                                 72     16,070,495        4.29       6.949         657      223,201      81.11       92.09
WA                                 76     14,608,565        3.90       6.705         659      192,218      81.41       94.23
FL                                 83     14,245,151        3.80       6.952         659      171,628      82.19       90.96
MA                                 38     10,784,789        2.88       6.816         659      283,810      80.72       89.79
AZ                                 66     10,074,902        2.69       6.735         658      152,650      81.88       94.38
CO                                 56      9,308,418        2.49       6.689         650      166,222      81.84       95.41
NJ                                 23      7,237,840        1.93       6.964         653      314,689      80.21       86.13
NY                                 20      6,980,404        1.86       6.737         673      349,020      80.49       87.69
Other                             280     52,135,504       13.92       7.081         653      186,198      82.87       93.18
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
State                            Doc       Occupied
----------------------------   --------    --------
CA - Southern                     31.69%      99.29%
CA - Northern                     31.55       99.21
NV                                35.85       97.86
WA                                45.82      100.00
FL                                40.86       92.78
MA                                49.93      100.00
AZ                                56.00       96.67
CO                                56.83      100.00
NJ                                50.07      100.00
NY                                37.33       90.30
Other                             57.46       98.80
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Zip Code                       Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
91335                               7     $2,279,300        0.61%      6.896%        652     $325,614      82.51%      93.02%
93065                               6      2,125,250        0.57       5.952         692      354,208      78.64       89.27
95121                               5      2,111,387        0.56       6.126         718      422,277      82.89       94.27
95376                               6      2,056,445        0.55       5.695         692      342,741      83.19       88.51
93906                               5      1,968,550        0.53       7.094         647      393,710      79.60       83.46
95023                               4      1,854,570        0.50       5.421         734      463,642      81.69       94.30
90650                               6      1,842,299        0.49       6.529         657      307,050      82.32       92.27
94801                               6      1,793,749        0.48       6.538         652      298,958      84.95       96.56
93905                               5      1,679,000        0.45       6.722         685      335,800      75.28       84.19
94565                               6      1,670,798        0.45       6.703         667      278,466      81.10       94.38
Other                           1,417    355,164,146       94.83       6.625         668      250,645      80.82       90.67
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Zip Code                       Full Doc    Occupied
----------------------------   --------    --------
91335                              0.00%     100.00%
93065                             72.86      100.00
95121                              0.00       78.46
95376                             28.78      100.00
93906                             12.14      100.00
95023                             28.25      100.00
90650                             47.28      100.00
94801                             40.17      100.00
93905                              0.00      100.00
94565                             19.15      100.00
Other                             39.33       98.79
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

                  Distribution by Remaining Months to Maturity

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Remaining Months To Maturity   Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
241 - 300                          57    $21,297,928        5.69%      5.031%        720     $373,648      80.33%      89.65%
301 - 360                       1,416    353,247,568       94.31       6.707         666      249,469      80.87       90.75
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Remaining Months To Maturity     Doc       Occupied
----------------------------   --------    --------
241 - 300                         10.09%      93.05%
301 - 360                         40.30       99.07
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

                        Distribution by Amortization Type

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Amortization Type              Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
2 YEAR ARM                      1,345   $334,471,848       89.30%      6.712%        666     $248,678      81.00%      91.11%
3 YEAR ARM                         71     18,775,720        5.01       6.618         663      264,447      78.70       84.38
1 MONTH ARM                        57     21,297,928        5.69       5.031         720      373,648      80.33       89.65
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Amortization Type                Doc       Occupied
----------------------------   --------    --------
2 YEAR ARM                        39.96%      99.22%
3 YEAR ARM                        46.43       96.49
1 MONTH ARM                       10.09       93.05
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

                         Distribution by Prepayment Term

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Prepayment Term (Months)       Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
0                                 228    $64,840,048       17.31%      6.489%        679     $284,386      80.86%      90.59%
12                                 32      8,684,913        2.32       6.958         667      271,404      78.71       90.12
24                              1,156    286,296,598       76.44       6.630         667      247,661      80.99       91.13
36                                 57     14,723,936        3.93       6.592         663      258,315      79.18       83.03
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Prepayment Term (Months)         Doc       Occupied
----------------------------   --------    --------
0                                 33.92%      96.67%
12                                36.30      100.00
24                                39.31       99.33
36                                46.26       95.52
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

                          Distribution by Periodic Cap

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Periodic Cap                   Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
1.50%                           1,416   $353,247,568       94.31%      6.707%        666     $249,469      80.87%      90.75%
3.00%                              57     21,297,928        5.69       5.031         720      373,648      80.33       89.65
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Periodic Cap                     Doc       Occupied
----------------------------   --------    --------
1.50%                             40.30%      99.07%
3.00%                             10.09       93.05
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Months To Rate Reset           Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
10 & Below                         57    $21,297,928        5.69%      5.031%        720     $373,648      80.33%      89.65%
11 - 20                           336     97,885,470       26.13       6.849         680      291,326      82.65       92.66
21 - 30                         1,019    238,856,612       63.77       6.651         660      234,403      80.35       90.49
31 - 40                            61     16,505,485        4.41       6.681         660      270,582      77.99       83.28
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Months To Rate Reset             Doc       Occupied
----------------------------   --------    --------
10 & Below                        10.09%      93.05%
11 - 20                            4.95       98.78
21 - 30                           54.17       99.41
31 - 40                           49.29       96.00
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

                      Distribution by Maximum Lifetime Rate

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Maximum Lifetime Rate          Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
11.50 - 11.99%                      9     $2,891,589        0.77%      4.963%        670     $321,288      71.07%      71.07%
12.00 - 12.49%                     77     26,735,498        7.14       5.084         714      347,214      79.07       87.63
12.50 - 12.99%                    191     54,252,052       14.48       5.819         675      284,042      75.46       85.54
13.00 - 13.49%                    321     79,817,133       21.31       6.277         670      248,652      79.17       91.19
13.50 - 13.99%                    433    108,588,831       28.99       6.747         668      250,783      81.52       91.99
14.00 - 14.49%                    219     49,881,889       13.32       7.216         657      227,771      82.97       93.48
14.50 - 14.99%                    149     35,280,297        9.42       7.723         655      236,781      85.46       92.31
15.00 - 15.49%                     45     10,867,486        2.90       8.228         639      241,500      89.27       93.05
15.50 - 15.99%                     21      4,750,317        1.27       8.682         636      226,206      91.37       93.30
16.00% & Above                      8      1,480,404        0.40       9.218         622      185,050      92.67       92.67
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Maximum Lifetime Rate            Doc       Occupied
----------------------------   --------    --------
11.50 - 11.99%                    85.65%     100.00%
12.00 - 12.49%                    23.14       92.76
12.50 - 12.99%                    57.55      100.00
13.00 - 13.49%                    46.70      100.00
13.50 - 13.99%                    36.45       97.99
14.00 - 14.49%                    33.66      100.00
14.50 - 14.99%                    24.07       98.68
15.00 - 15.49%                    15.09      100.00
15.50 - 15.99%                    17.89      100.00
16.00% & Above                     0.00       88.66
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

                      Distribution by Minimum Lifetime Rate

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Minimum Lifetime Rate          Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
4.00 - 4.49%                       11     $4,922,422        1.31%      4.640%        722     $447,493      82.39%      91.04%
4.50 - 4.99%                       28     10,267,802        2.74       5.021         714      366,707      78.10       85.88
5.00 - 5.49%                       38     11,782,399        3.15       5.192         706      310,063      76.62       84.08
5.50 - 5.99%                      200     56,906,516       15.19       5.806         676      284,533      75.62       85.55
6.00 - 6.49%                      321     79,817,133       21.31       6.277         670      248,652      79.17       91.19
6.50 - 6.99%                      433    108,588,831       28.99       6.747         668      250,783      81.52       91.99
7.00 - 7.49%                      219     49,881,889       13.32       7.216         657      227,771      82.97       93.48
7.50 - 7.99%                      149     35,280,297        9.42       7.723         655      236,781      85.46       92.31
8.00 - 8.49%                       45     10,867,486        2.90       8.228         639      241,500      89.27       93.05
8.50% & Above                      29      6,230,721        1.66       8.810         633      214,852      91.68       93.15
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Minimum Lifetime Rate            Doc       Occupied
----------------------------   --------    --------
4.00 - 4.49%                       0.00%      80.54%
4.50 - 4.99%                      25.90       96.65
5.00 - 5.49%                      44.74       94.62
5.50 - 5.99%                      56.16      100.00
6.00 - 6.49%                      46.70      100.00
6.50 - 6.99%                      36.45       97.99
7.00 - 7.49%                      33.66      100.00
7.50 - 7.99%                      24.07       98.68
8.00 - 8.49%                      15.09      100.00
8.50% & Above                     13.64       97.31
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

                             Distribution by Margin

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Margin                         Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
1.99% & Below                       3       $884,371        0.24%      7.404%        644     $294,790      83.85%      96.15%
2.50 - 2.99%                        7      2,971,330        0.79       4.468         718      424,476      79.48       81.95
3.00 - 3.49%                       20      7,590,430        2.03       5.031         733      379,522      80.78       91.29
3.50 - 3.99%                       30     10,132,261        2.71       5.379         717      337,742      81.00       91.47
4.00 - 4.49%                       10      3,169,843        0.85       5.975         668      316,984      78.97       85.93
4.50 - 4.99%                        3        562,400        0.15       6.781         632      187,467      83.67       89.90
5.00 - 5.49%                      666    155,468,971       41.51       6.559         653      233,437      81.28       91.67
5.50 - 5.99%                      719    190,182,680       50.78       6.821         676      264,510      80.50       90.16
6.00% & Above                      15      3,583,209        0.96       6.710         657      238,881      81.46       83.05
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Margin                           Doc       Occupied
----------------------------   --------    --------
1.99% & Below                     16.74%     100.00%
2.50 - 2.99%                       6.16       79.05
3.00 - 3.49%                       8.07       91.05
3.50 - 3.99%                      15.63       98.24
4.00 - 4.49%                      32.58      100.00
4.50 - 4.99%                      61.24      100.00
5.00 - 5.49%                      75.38       99.79
5.50 - 5.99%                      11.61       98.45
6.00% & Above                     37.37      100.00
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by First Adjustment Cap

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
First Adjustment Cap           Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
1.50%                           1,416   $353,247,568       94.31%      6.707%        666     $249,469      80.87%      90.75%
3.00%                              57     21,297,928        5.69       5.031         720      373,648      80.33       89.65
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
First Adjustment Cap             Doc       Occupied
----------------------------   --------    --------
1.50%                             40.30%      99.07%
3.00%                             10.09       93.05
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

                      Distribution by Periodic Lifetime Cap

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Periodic Lifetime Cap          Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
6.01 - 6.50%                        9     $2,654,464        0.71%      5.541%        685     $294,940      78.81%      85.80%
6.51 - 7.00%                    1,437    362,307,361       96.73       6.663         667      252,128      80.86       90.72
7.01 - 7.50%                       22      7,283,754        1.94       5.128         721      331,080      80.53       94.22
7.51% & Above                       5      2,299,917        0.61       4.409         713      459,983      80.92       80.92
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Periodic Lifetime Cap            Doc       Occupied
----------------------------   --------    --------
6.01 - 6.50%                      27.59%     100.00%
6.51 - 7.00%                      39.37       99.04
7.01 - 7.50%                      15.43       91.14
7.51% & Above                      0.00       72.93
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

                       Distribution by Interest Only Loans

                                                        Pct. Of     Weighted    Weighted                Weighted    Weighted
                               Number                   Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
                                 Of      Principal     Principal     Gross      Current    Principal    Original    Combined
Interest Only Loans            Loans      Balance       Balance      Coupon       FICO      Balance       LTV         LTV
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Yes                             1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
----------------------------   ------   ------------   ---------    --------    --------   ----------   --------    --------
Total:                          1,473   $374,545,495      100.00%      6.612%        669     $254,274      80.84%      90.69%
============================   ======   ============   =========    ========    ========   ==========   ========    ========


                                 Pct.        Pct.
                                 Full       Owner
Interest Only Loans              Doc       Occupied
----------------------------   --------    --------
Yes                               38.58%      98.73%
----------------------------   --------    --------
Total:                            38.58%      98.73%
============================   ========    ========

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                       38